Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
13.	COMMITMENTS AND CONTINGENCIES

Operating lease commitments

The Group leases office space and employee accommodation in the PRC under non-cancellable operating leases expiring on various dates. Payments under operating leases are expensed on a straight-line basis, after considering rent holidays, over the periods of the respective lease terms. The terms of the leases do not contain rent escalation or contingent rents for the years ended December 31, 2013, 2014 and 2015, total rental expenses for all operating leases amounted to RMB17,898, RMB30,461 and RMB49,892 (US$7,702) respectively.

As of December 31, 2015, the Group has future minimum lease payments under non-cancellable operating leases, with initial terms in excess of one year, for office premises consisting of the following:

	RMB	US$
2016	66,352	10,243
2017	30,594	4,723
2018	20,910	3,228
2019 and thereafter	—	—

	117,856	18,194

Capital commitments

As of December 31, 2015, the Company had commitment to make an investment of RMB10,000 in a joint venture to be established, accounting for a 20% shareholding. The joint venture is expected to provide data searching and analysis service.

Taxation

As of December 31, 2014 and 2015, the Group has recognized liabilities of RMB24,058 and RMB32,596 (US$5,032), respectively, related to unrecognized tax benefits (Note 6). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of statutes of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. The Group classified the accrual for unrecognized tax benefits as a non-current liability.

With respect to display advertising services, consistent with industry practice in the PRC, the Company regularly provides such services at a discount to its standard rates. These discounts are in the form of free advertising elements, of which the duration and other terms of services are specified as part of the revenue contract. The VAT pilot program replaced the business tax rules for advertising services in Beijing effective from September 1, 2012. There are uncertainties under the current VAT rules as to whether these free elements should constitute deemed services in addition to the chargeable elements rather than discounts to the overall revenue arrangements for tax purposes and thus be subject to VAT at the standard rates of services. The Company currently considers that such free elements do not give rise to deemed services for VAT purposes and the value-added tax for a revenue contract is calculated based on the contract price for the overall arrangements. The rules related to the VAT pilot program are still evolving and the timing of the promulgation of the final tax rules or related interpretation is uncertain. The estimated amount of this contingency as of December 31, 2015 is not determinable.